Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of April 30, 2015 (the “Agreement”) is entered into among GFI GROUP INC., a Delaware corporation (“GFI”), GFI HOLDINGS LIMITED, a company incorporated under the laws of England and Wales (the “Foreign Borrower”; together with GFI, the “Borrowers”), the Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of December 20, 2010 (as amended by that certain First Amendment to Credit Agreement and Consent dated as of March 6, 2013, that certain Second Amendment to Credit Agreement dated as of July 28, 2014, that certain Third Amendment to Credit Agreement dated as of February 27, 2015 and as further amended or modified from time to time prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested and the Required Lenders have agreed to amend certain terms of the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendment to the Credit Agreement.  Section 8.11(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

(a)                                 Consolidated Capital.  Permit Consolidated Capital at any time to be less than $215,000,000; provided that such minimum amount shall be increased at the end of each fiscal quarter of GFI, commencing with the fiscal quarter ending June 30, 2015, on a cumulative basis by an amount equal to 35% of Consolidated Net Income (to the extent positive) for such period; provided, further, that, notwithstanding the foregoing, in no event shall Consolidated Capital be required to be greater than $450,000,000 under this Section 8.11(a).

2.                                      Conditions Precedent.  This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrowers, the Guarantors and the Required Lenders.

3.                                      Miscellaneous.

(a)                                 The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)                                 Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)                                  The Borrowers and the Guarantors hereby represent and warrant as follows:

(i)                                     Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)                                  This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against it in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)                               No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement other than those which have been obtained and are in full force and effect.

(iv)                              The representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date.

(v)                                 No event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)                                 This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)            THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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2

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

GFI:	GFI GROUP INC.,
a Delaware corporation, as a Borrower and, with respect to the Foreign Obligations, as a Guarantor

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

FOREIGN BORROWER:	GFI HOLDINGS LIMITED,
a company incorporated under the laws of England and Wales

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

DOMESTIC GUARANTORS:	GFI GROUP LLC,
a New York limited liability company

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

GFINET INC.,
a Delaware corporation

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

GFI MARKETS LLC,
a Delaware limited liability company

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

FENICS SOFTWARE INC.,
a Delaware corporation

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

GFI GROUP INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOREIGN GUARANTORS:	FENICS LIMITED,
a company incorporated under the
laws of England and Wales

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

FENICS SOFTWARE LIMITED,
a company incorporated under the
laws of England and Wales

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

GFINET EUROPE LIMITED,
a company incorporated under the laws of England and Wales

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

GFI TP LTD.,
a company incorporated under the laws of England and Wales

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

GFI MARKETS LTD.,
a company incorporated under the laws of England and Wales

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

GFI NEWGATE LIMITED,
a company incorporated under the
laws of England and Wales

	By:	/s/ James A. Peers
	Name:	James A. Peers
	Title:	Chief Financial Officer

GFI GROUP INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

TRAYPORT, LTD.,
a company incorporated under the
laws of England and Wales

By:	/s/ James A. Peers
Name:	James A. Peers
Title:	Chief Financial Officer

GFI GROUP INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Shubhashis De
	Name:	Shubhashis De
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender and an L/C Issuer

	By:	/s/ Shubhashis De
	Name:	Shubhashis De
	Title:	Vice President

BANK OF MONTREAL, as a Lender

	By:	Bank of Montreal – Chicago Branch

	By:	/s/ Nicholas Buckingham
	Name:	Nicholas Buckingham
	Title:	Vice President

	By:	Bank of Montreal – London Branch

	By:	/s/ Lisa Rodriguez
	Name:	Lisa Rodriguez
	Title:	Managing Director

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

	By:	/s/ Nick Armstrong
	Name:	Nick Armstrong
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

GFI GROUP INC.

FOURTH AMENDMENT TO CREDIT AGREEMENT